UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Soliciting Material under Rule 14a-12

RING ENERGY, INC.

(Name of the Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RING ENERGY, INC.

6555 South Lewis Street

Tulsa, OK 74136

(918) 499-3880

NOTICE OF SOLICITATION OF CONSENTS

January 11, 2013

TO OUR SHAREHOLDERS:

This Notice of Solicitation of Consents and accompanying Consent Solicitation Statement are furnished to you by Ring Energy, Inc., a Nevada corporation (the “Company” or “us” or “we” or “our”) in connection with the solicitation on behalf of our board of directors of written consents from the holders of the Company’s Common Stock to take action without a shareholders’ meeting.

Our board of directors is requesting the holders of the Company’s Common Stock to consent to the following proposals:

1.

To amend the Company’s Articles of Incorporation as set forth in the Certificate of Amendment attached as Appendix A to the accompanying Consent Solicitation Statement (the “Articles Amendment”).

2.

To approve the Ring Energy, Inc. Long Term Incentive Plan as attached as Appendix B to the accompanying Consent Solicitation Statement (the “Plan Approval”).

3.

To amend the Ring Energy, Inc. Long Term Incentive Plan as set forth in the Amendment to Ring Energy, Inc. Long Term Incentive Plan attached as Appendix C to the accompanying Consent Solicitation Statement (the “Plan Amendment”).

We have established the close of business on January 2, 2013, as the record date for determining shareholders entitled to submit written consents.

We request that each shareholder complete, date and sign the enclosed written consent form and promptly return it the Company’s legal counsel by mail at 1656 Reunion Avenue, Suite 250, South Jordan, Utah 84095, by email at jamie@vancelaw.us, or by fax at (801) 446-8803.  To be counted, your properly completed written consent must be received before 5:00 p.m. Mountain Time, on February 4, 2013, subject to extension by our board of directors or to early termination of solicitations if a majority approval is received.

Failure to return the enclosed written consent will have the same effect as a vote against the proposals.  We recommend that all shareholders consent to the proposals, by marking the box entitled “FOR” with respect to the proposal on the enclosed written consent form, and sending the written consent to us.  If you sign and send in the written consent form but do not indicate how you want to vote as to the proposals, your consent form will be treated as a consent “FOR” the proposal.

Consents may be revoked by shareholders at any time before the time that we receive and accept the written consent of the holders of a majority of the outstanding shares of Common Stock of the Company entitled to vote.

By Order of the Board of Directors

/s/ Denny Nestripke

Denny Nestripke

Vice President

RING ENERGY, INC.

6555 South Lewis Street

Tulsa, OK 74136

(918) 499-3880

CONSENT SOLICITATION STATEMENT

General

This Consent Solicitation Statement is being furnished in connection with the solicitation of written consents of the shareholders of Ring Energy, Inc., a Nevada corporation (the “Company” or “us” or “we” or “our”) with regard to the following proposals:

1.

To amend the Company’s Articles of Incorporation as set forth in the Certificate of Amendment attached as Appendix A to the accompanying Consent Solicitation Statement (the “Articles Amendment”).

2.

To approve the Ring Energy, Inc. Long Term Incentive Plan as attached as Appendix B to the accompanying Consent Solicitation Statement (the “Plan Approval”).

3.

To amend the Ring Energy, Inc. Long Term Incentive Plan as set forth in the Amendment to Ring Energy, Inc. Long Term Incentive Plan attached as Appendix C to the accompanying Consent Solicitation Statement (the “Plan Amendment”).

This Consent Solicitation Statement contains important information for you to consider when deciding how to vote on these matters.  Please read it carefully.

Our board of directors has approved the proposals and has chosen to seek to obtain shareholder approval of the proposals by written consent, rather than by calling a special meeting of shareholders, in order to eliminate the costs and management time involved in holding a special meeting, and in order to effect the proposed corporate action as quickly as possible.  Written consents are being solicited from all of our shareholders pursuant to Section 78.320(2) of the Nevada Revised Statutes.

Voting materials, which include this Consent Solicitation Statement and a written consent form, are being mailed to all shareholders on or about January 15, 2013.  Our board of directors has set the close of business on January 2, 2013, as the record date for the determination of shareholders entitled to act with respect to the consent action (the “Record Date”).  As of the Record Date, the Company had 14,166,011 shares of Common Stock outstanding of record, held by approximately 251 registered holders of record.

How to Submit Consents; Expiration Date

Shareholders of record who desire to consent to the proposals may do so by delivering the applicable written consent to us by hand, mail, email, facsimile or overnight courier, in accordance with the instructions contained in the written consent.  If your shares are held in street name, voting will depend on the voting processes of your broker, bank, or other holder of record.  Therefore, we recommend that you follow the voting instructions in the materials you receive directly from the holder of record.

If the written consent is properly completed and signed, the shareholder will be deemed to have consented to the proposals. Failure to return the enclosed written consent form will have the same effect as a vote against approval of the proposals.

Written consents by the shareholder(s) must be executed in exactly the same manner as the name(s) appear(s) on the stock certificates.  If stock certificates to which a written consent relates are held of record by two or more joint holders, all such holders must sign the written consent.  If a signature is by a trustee, executor, administrator, guardian, proxy, attorney-in-fact, officer of a corporation or other record holder acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit proper evidence satisfactory to us of such person’s authority so to act.  If stock certificates are registered in different names, separate written consents must be executed covering each form of registration.

FOR A WRITTEN CONSENT TO BE VALID, A SHAREHOLDER MUST COMPLETE, SIGN, DATE AND DELIVER THE WRITTEN CONSENT (OR PHOTOCOPY THEREOF) FOR SUCH HOLDER’S SHARES TO THE COMPANY’S LEGAL COUNSEL.  SUCH WRITTEN CONSENT MAY BE DELIVERED TO THE COMPANY’S LEGAL COUNSEL BY HAND, MAIL, EMAIL, FACSIMILE OR OVERNIGHT COURIER.

All written consents that are properly completed, signed and delivered to our legal counsel before the Expiration Date (as defined below), subject to extension by our board of directors, and not revoked before our acceptance of the written consents, will be accepted.

The term “Expiration Date” means 5:00 p.m. Mountain Time, on February 4, 2013, unless the Requisite Consents are received before such date, in which case this solicitation will expire on the date that such Requisite Consents are obtained, and such earlier date shall be the Expiration Date.

Final results of this solicitation of written consents will be published in a Form 8-K filed with the SEC after the Expiration Date.

Notwithstanding anything to the contrary set forth in this Consent Solicitation Statement, we reserve the right, at any time before the Expiration Date, to amend or terminate the solicitation, or to delay accepting written consents.

If you have any questions about the consent solicitation or how to vote or revoke your written consent, or if you should need additional copies of this Consent Solicitation Statement or voting materials, please contact Lloyd Tim Rochford, a director of the Company, at (760) 346-5961.

Revocation of Consents

Written consents may be revoked or withdrawn by the shareholders at any time before 5:00 p.m. Mountain Time on the Expiration Date.  To be effective, a written, facsimile, or email revocation or withdrawal of the written consent must be received by our legal counsel before such time and addressed as follows:  Ring Energy, Inc., Attn:  Legal Counsel, 1656 Reunion Avenue, Suite 250, South Jordan, Utah 84095; by email at jamie@vancelaw.us, or by facsimile at (801) 446-8803.  A notice of revocation or withdrawal must specify the shareholder’s name and the number of shares being withdrawn.  After the Expiration Date, all written consents previously executed and delivered and not revoked will become irrevocable.

Solicitation of Consents

Our board of directors is sending you this Consent Solicitation Statement in connection with its solicitation of consents to approve the Articles Amendment, Plan Approval, and Plan Amendment.  Officers and directors of the Company holding approximately 34% of the voting control of the Company have indicated their intent to provide consents for approval of the items set forth herein.  Certain directors, officers and employees of our Company may solicit written consents by mail, email, telephone, facsimile or in person.  Our Company will pay for the costs of solicitation.  We expect to pay the reasonable expenses of brokers, nominees and similar record holders in mailing voting materials to beneficial owners of our common stock.

PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION

A copy of the Certificate of Amendment is attached as Appendix A to this Information Statement.

General

On December 27, 2012, the Board of Directors, by unanimous written consent, approved an amendment to the Articles of Incorporation of the Company increasing the total common shares authorized from 75,000,000 to 150,000,000, par value $.001 per share.  An amendment to the Articles of Incorporation of the Company was also approved by the Board of Directors that authorized the issuance of 50,000,000 preferred shares, par value $.001 per share.

Further, the Board of Directors approved the Article numbered “TENTH” of the Articles of Incorporation to be amended in its entirety to read as follows:

The authority to adopt, amend or repeal bylaws is reserved exclusively to the Board of Directors.

Lastly, the Board of Directors approved the Article numbered “TWELFTH” of the Articles of Incorporation to be amended in its entirety to read as follows:

Except as otherwise provided by statute a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that:

a)

The director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer; and

b)

The breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

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Purpose for Increase of Authorized Shares

The Board of Directors approved the Articles of Amendment to further the Company’s best interest to have additional authorized but unissued shares of common shares available in order to (a) provide flexibility for future corporate action; (b) raise additional capital by issuing additional shares of Common Stock or granting warrants for the future purchase of Common Stock; (c) grant additional options to purchase Common Stock to attract qualified employees and consultants; and (d) issue additional shares of common stock or securities convertible into Common Stock in connection with strategic corporate transactions, acquisitions, and other business arrangements and corporate purposes, as desirable to avoid repeated separate amendments to our Articles of Incorporation and the delay and expense incurred in amending the Articles of Incorporation.  The Company intends to assess its need to issue securities for the corporate purposes described above and we believe that we need to be in a position to take advantage of opportunities when they arise or when we have a need.  The Board of Directors believes that the currently available unissued shares do not provide sufficient flexibility for corporate action in the future.

Currently, there is no plan to issue any securities for the corporate purposes described above.  In the event any securities are issued in the future, shareholders may suffer dilution to their ownership of the Company at the time of the issuance of the securities to the extent that assets of equal value as the fair market value of the shares being issued is not received.  No additional corporate action is needed to issue any additional securities.  The Company may even issue securities as a defensive mechanism in order to attempt to stop a hostile takeover by another company although there is no plan to do so at this time.

Purpose for Authorizing Preferred Shares

The Board of Directors approved the Articles Amendment to further the Company’s best interest to have authorized but unissued shares of preferred shares available in order to (a) provide flexibility for future corporate action; (b) further the Company’s best interest to have preferred shares in order to raise additional capital and to be used for corporate opportunities; and (c) issue shares of preferred stock or securities convertible into Common Stock in connection with strategic corporate transactions, acquisitions, and other business arrangements and corporate purposes, as desirable to avoid repeated separate amendments to our Articles of Incorporation and the delay and expense incurred in amending the Articles of Incorporation.  The Company intends to assess its need to issue preferred shares for the corporate purposes described above and we believe that we need to be in a position to take advantage of opportunities when they arise or when we have a need.  The Company currently has no preferred shares authorized in its Articles of Incorporation.

Currently, there is no plan to issue any preferred shares for the corporate purposes described above.  In the event any preferred shares are issued in the future, shareholders may suffer dilution to their ownership of the Company at the time of the issuance of the preferred shares to the extent that assets of equal value as the fair market value of the shares being issued is not received.  No additional corporate action is needed to issue any preferred shares.  The Company may even issue preferred shares as a defensive mechanism in order to attempt to stop a hostile takeover by another company; there is no plan to do this at this time.

Purpose for Amendment to Tenth Article

As currently in effect the Tenth Article of the Company’s Articles of Incorporation reads as follows:

In furtherance and not in limitation of the powers conferred by the statute, the Board of Directors is expressly authorized:

a)

Subject to the By-Laws, if any, adopted by the Stockholders, to make, alter or amend the By-Laws of the corporation.

b)

To fix the amount to be reserved as working capital over and above its capital stock paid in; to authorize and to cause to be executed, mortgages and liens upon the real and personal property of this corporation.

c)

By resolution passed by a majority of the whole Board, to designate one (1) or more committees, each committee to consist of one or more of the Directors of the Corporation, which, to the extent provided in the resolution, or in the By-Laws of the corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the corporation.  Such committee, or committees, shall have such name, or names as may be stated in the By-l.aws of the corporation, or as may be determined from time to time by resolution adopted by the Board of Directors.

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d)

When and as authorized by the affirmative vote of the Stockholders holding stock entitling them to exercise at least a majority of the voting power given at a Stockholders meeting called form that purpose, or when authorized by the written consent of the holders of at least a majority of the voting stock issued and outstanding, the Board of Directors shall have power and authority at any meeting to sell, lease or exchange all of the property and assets of the corporation, including its good will and its corporate franchises, upon such terms and conditions as its Board of Directors deemed expedient and for the best interests of the corporation.

The purpose of the proposed amendment to the Tenth Article of the Articles of Incorporation of the Company is to indicate the Company’s desire, in conformity with statutory provisions, that the power to amend the Company’s Bylaws be reserved exclusively to the Board of Directors.  By granting the Board of Directors exclusive authority to amend the Company’s Bylaws, the Company believes that the Bylaws will be more flexible in conforming to the continuing needs of a growing  Company.  The purpose of removing b), c), and d) from the Tenth Article is that the provisions either (i) are covered by statute or (ii) no longer apply to the Company.

Purpose for Amendment to Twelfth Article

As currently in effect the Twelfth Article of the Company’s Articles of Incorporation reads as follows:

No Director or Officer of the corporation shall be personally liable to the corporation or any of its stockholders for damages for breach of fiduciary duty as a Director or Officer involving any act or omission of any such Director or Officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a Director of Officer  (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of the law, or (ii) the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes.  Any repeal or modification of this Article by the Stockholders of the corporation shall be prospective only, and shall not adversely affect any limitations on the personal liability of a Director of Officer of the corporation for acts or omissions prior to such repeal or modification.

The purpose of the proposed amendment to the Twelfth Article of the Articles of Incorporation of the Company is to keep the Articles of Incorporation consistent with current statutory provisions in regard to the limitation of monetary liability of the Company’s directors and officers as allowed by Nevada State law.

Interest of Certain Persons in the Articles Amendment

No one who has been a Company director or executive officer since the beginning of our last fiscal year has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed Articles Amendment that is not shared by all other holders of the Company’s Common Stock.

PROPOSAL TO APPROVE RING ENERGY, INC. LONG TERM INCENTIVE PLAN

Description of Our Long Term Incentive Plan

The Ring Energy, Inc. Long Term Incentive Plan (the “Plan”) was in existence with Stanford Energy, Inc. (“Stanford”) and was adopted by the Board of Directors on June 27, 2012, and assumed by the Company upon the acquisition of Stanford.  The following is a summary of the material terms of the Plan.  A copy of the Plan is attached as Appendix B to this Information Statement.

Shares Available

Our Plan currently authorizes 2,500,000 shares of our common stock for issuance under the Plan.  As indicated above, if the requisite shareholder approval is gained for the Plan Amendment, the Plan will authorize 5,000,000 shares of our common stock for issuance under the Plan.  If any shares of Stock subject to an Award are forfeited or if any Award based on shares of Stock is otherwise terminated without issuance of such shares of Stock or other consideration in lieu of such shares of Stock, the shares of Stock subject to such Award shall to the extent of such forfeiture or termination, again be available for Awards under the Plan if no participant shall have received any benefits of ownership in respect thereof  The shares to be delivered under the Plan shall be made available from (a) authorized but unissued shares of common stock, (b) common stock held in the treasury of the Corporation, or (c) previously issued shares of common stock reacquired by the Company, including shares purchased on the open market, in each situation as the Board of Directors or the Compensation Committee may determine from time to time at its sole option.

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Administration

The Committee shall administer the Plan with respect to all eligible individuals or may delegate all or part of its duties under the Plan to a subcommittee or any executive officer of the Corporation, subject in each case to such conditions and limitations as the Board of Directors may establish.  Under the Plan, “Committee” can be either the Board of Directors or a committee approved by the Board of Directors.

Eligibility

Awards may be granted pursuant to the Plan only to persons who are eligible individuals at the time of the grant thereof or in connection with the severance or retirement of Eligible Individuals.  Under the Plan, “Eligible Individuals” means (a) employees, (b) non-employee Directors and (c) any other person that the Committee designates as eligible for an Award (other than for Incentive Options) because the Person performs bona fide consulting or advisory services for the Corporation or any of its Subsidiaries (other than services in connection with the offer or sale of securities in a capital raising transaction).

Stock Options

Under the Plan, the plan administrator is authorized to grant stock options.  Stock options may be either designated as non-qualified stock options or incentive stock options.  Incentive stock options, which are intended to meet the requirements of Section 422 of the Internal Revenue Code such that a participant can receive potentially favorable tax treatment, may only be granted to employees.  Therefore, any stock option granted to consultants and non-employee directors are non-qualified stock options.

Options granted under the Plan become exercisable at such times as may be specified by the plan administrator.  In general, options granted to participants become exercisable in five equal annual installments, subject to the optionee’s continued employment or service with our company.  However, the aggregate value (determined as of the grant date) of the shares subject to incentive stock options that may become exercisable by a participant in any year may not exceed $100,000.

Each option will be exercisable on such date or dates, during such period, and for such number of shares of Common Stock as shall be determined by the plan administrator on the day on which such stock option is granted and set forth in the option agreement with respect to such stock option; provided, however the maximum term of options granted under the Plan is ten years.

Restricted Stock

Under the Plan, the plan administrator is also authorized to make awards of restricted stock.  Before the end of a restricted period and/or lapse of other restrictions established by the plan administrator, shares received as restricted stock will contain a legend restricting their transfer, and may be forfeited in the event of termination of employment or upon the failure to achieve other conditions set forth in the award agreement.

An award of restricted stock will be evidenced by a written agreement between us and the participant.  The award agreement will specify the number of shares of Common Stock subject to the award, the nature and/or length of the restrictions, the conditions that will result in the automatic and complete forfeiture of the shares and the time and manner in which the restrictions will lapse, subject to the participant’s continued employment by us, and any other terms and conditions the plan administrator imposes consistent with the provisions of the Plan.  Upon the lapse of the restrictions, any legends on the shares of common stock subject to the award will be re-issued to the participant without such legend.

The plan administrator may impose such restrictions or conditions, to the vesting of such shares as it, in its absolute discretion, deems appropriate.  Prior to the vesting of a share of restricted stock granted under the Plan, no transfer of a participant’s rights to such share, whether voluntary or involuntary, by operation of law or otherwise, will vest the transferee with any interest, or right in, or with respect to, such share, but immediately upon any attempt to transfer such rights, such share, and all the rights related thereto, will be forfeited by the participant and the transfer will be of no force or effect; provided, however, that the plan administrator may, in its sole and absolute discretion, vest in the participant all or any portion of shares of restricted stock which would otherwise be forfeited.

Fair Market Value

Under the Plan, “Fair Market Value” means, for a particular day, the value determined in good faith by the plan administrator, which determination shall be conclusive for all purposes of the Plan.  For purposes of valuing incentive options, the fair market value of stock:  (i) shall be determined without regard to any restriction other than one that, by its terms, will never lapse; and (ii) will be determined as of the time the option with respect to such stock is granted.

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Transferability Restrictions

Notwithstanding any limitation on a holder’s right to transfer an award, the plan administrator may (in its sole discretion) permit a holder to transfer an award, or may cause the Company to grant an award that otherwise would be granted to an eligible individual, in any of the following circumstances:  (a) pursuant to a qualified domestic relations order, (b) to a trust established for the benefit of the eligible individual or one or more of the children, grandchildren or spouse of the eligible individual; (c) to a limited partnership or limited liability company in which all the interests are held by the eligible individual and that person’s children, grandchildren or spouse; or (d) to another person in circumstances that the plan administrator believes will result in the award continuing to provide an incentive for the eligible individual to remain in the service of the Company or its subsidiaries and apply his or her best efforts for the benefit of the Company or its subsidiaries.  If the plan administrator determines to allow such transfers or issuances of awards, any holder or eligible individual desiring such transfers or issuances shall make application therefor in the manner and time that the plan administrator specifies and shall comply with such other requirements as the plan administrator may require to assure compliance with all applicable laws, including securities laws, and to assure fulfillment of the purposes of this Plan.  The plan administrator shall not authorize any such transfer or issuance if it may not be made in compliance with all applicable federal and state securities laws.  The granting of permission for such an issuance or transfer shall not obligate the Company to register the shares of stock to be issued under the applicable award.

Termination and Amendments to the Plan

The Board of Directors may (insofar as permitted by law and applicable regulations), with respect to any shares which, at the time, are not subject to awards, suspend or discontinue the Plan or revise or amend it in any respect whatsoever, and may amend any provision of the Plan or any award agreement to make the Plan or the award agreement, or both, comply with Section 16(b) of the Exchange Act and the exemptions therefrom, the Internal Revenue Code, as amended (the “Code”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the regulations promulgated under the Code or ERISA, or any other law, rule or regulation that may affect the Plan.  The Board of Directors may also amend, modify, suspend or terminate the Plan for the purpose of meeting or addressing any changes in other legal requirements applicable to the Company or the Plan or for any other purpose permitted by law.  The Plan may not be amended without the consent of the holders of a majority of the shares of common stock then outstanding to increase materially the aggregate number of shares of stock that may be issued under the Plan except for certain adjustments.

Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under our Plan.  This summary is based on the federal income tax laws in effect as of the date of this Information Statement.  In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation.  Changes to these laws could alter the tax consequences described below.

Incentive Stock Options

For federal income tax purposes as currently in effect, a participant will not have income upon the grant of an incentive stock option.  Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by us or our 50% or more-owned corporate subsidiaries at all times beginning with the option grant date and ending three months before the date the participant exercises the option.  If the participant has not been so employed during that time, then the participant will be taxed as described below under “Non-statutory Stock Options.”  The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price).  The type of income will depend on when the participant sells the stock.  If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain.  If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain.  This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.  If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss.  This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

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Non-statutory Stock Options

A participant will not have income upon the grant of a non-statutory stock option.  A participant will have compensation income upon the exercise of a non-statutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price.  Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised.  This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Restricted Stock Awards

A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant.  If a timely Section 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price.  When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant.  If the participant does not make a Section 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price.  When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date.  Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards

The income tax consequences associated with any other stock-based award granted under our Plan will vary depending on the specific terms of such award.  Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award and the participant’s holding period and tax basis for the award or underlying common stock.

Tax Consequences to the Company

There will be no income tax consequences to the Company except that we will be entitled to a deduction when a participant has compensation income.  Any such deduction will be subject to the limitations of Section 162(m) of the Code.

PROPOSAL TO AMEND RING ENERGY, INC. LONG TERM INCENTIVE PLAN

General

On December 27, 2012, the Board of Directors, by unanimous written consent, approved an amendment to the Ring Energy, Inc. Long Term Incentive Plan (the “Plan”) to increase the total shares authorized under the Plan from 2,500,000 to 5,000,000.  Under the Section 9.2 of the Plan, “The Plan may not be amended without the consent of the holders of a majority of the shares of Stock then outstanding to increase materially the aggregate number of shares of Stock that may be issued under the Plan…”

Purpose for Increase of Authorized Shares

The amendment to increase the number of authorized shares of Common Stock issuable under the Plan is intended to enable the Company to continue to have an adequate number of shares of Common Stock available to attract and retain qualified directors, officers, and employees.  Of the total 2,500,000 shares of Common Stock reserved for issuance under the Plan, options to purchase 1,175,000 shares of Common Stock were issued and outstanding as of the date of this Information Statement and 1,325,000 shares remained available for future awards under the Plan prior to the increase proposed by this amendment.

VOTING PROCEDURES

Vote(s) Required; Insider Voting Intentions

In order for the proposals to be approved pursuant to Nevada law, we must receive the written consent of a majority of the outstanding shares of Common Stock (the “Requisite Consents”).  Each share of Common Stock entitles the holder of record to one vote.  Failure to vote (return a written consent form) at all will have the effect of a vote against the proposals.  Abstentions will have the effect of a vote against the proposals.  Broker non-votes will have the effect of a vote against the proposals.

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Each member management owning shares of the Company, which in the aggregate represent approximately 34% of the voting control of the Company, has indicated his intent to give written consent (as shareholder) in favor of the proposals.  We will not follow through with the proposals unless we also receive the written consent of a majority of the shares of Common Stock which would be duly outstanding on the Record Date.

Our board of directors recommends that you vote (give written consent) “FOR” the proposals.

Procedure for Implementing the Proposals

The Articles Amendment would become effective upon (i) the filing by us with the Nevada Secretary of State of a Certificate of Amendment to Articles of Incorporation, reflecting the Articles Amendment, pursuant to Section 78.390(1) of the Nevada Revised Statutes, and (ii) 20 days have passed since this Consent Solicitation Statement was sent to shareholders.

The Plan Amendment would not become effective until (i) the written consent of a majority of the shares of Common Stock is obtained approving the Plan Amendment, and (ii) 20 days have passed since this Consent Solicitation Statement was sent to shareholders.

No Appraisal Rights

Under Nevada law and our charter documents, holders of our Common Stock will not be entitled to dissenters’ rights or appraisal rights with respect to the proposals.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of January 2, 2013, information regarding the ownership of the Company’s outstanding shares of common stock by (i) each person known to management to own, beneficially or of record, more than 5% of the outstanding shares of our Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company, and (iv) all directors and executive officers as a group.  As of January 2, 2013, a total of 14,166,011 shares of our Common Stock were outstanding.  The address with respect to each of the individuals listed below is c/o Ring Energy, Inc., 6555 South Lewis Street, Tulsa, Oklahoma 74136.

Name and Address of Beneficial Owners	Amount and Nature of Beneficial Ownership(1)	Percent of Shares Outstanding
William Randy Broaddrick (2)	70,000	*

Robert J. Morley	170,000	1.20%

Denny Nestripke (3)	58,000	*

Michael Harland	25,000	*

L. Tim Rochford (4)	2,736,724	19.29%

Stanley M. McCabe (5)	1,821,592	12.84%

All directors and executive officers as a group (6 persons)	4,881,316	34.31%

*Less than 1%.

(1)

This table is based upon information supplied by officers, directors and principal stockholders and is believed to be accurate.  Unless otherwise indicated in the footnotes to this table, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.  Shares of common stock subject to options, warrants, or other conversion privileges currently exercisable or convertible, or exercisable or convertible within 60 days of the date of this table, are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.  Where more than one person has a beneficial ownership interest in the same shares, the sharing of beneficial ownership of these shares is designated in the footnotes to this table.  At January 2, 2013, we had 14,166,011 shares of Common Stock outstanding.

(2)	Includes 20,000 shares issuable upon exercise of outstanding options.

8

(3)	Includes 30,000 shares held in an IRA and 2,000 shares held in a brokerage account.

(4)

Includes 20,000 shares issuable upon exercise of outstanding options.  Includes 272,057 shares held by a foundation controlled by Mr. Rochford.  Also includes 2,220,000 shares held by a family trust controlled by Mr. Rochford.

(5)

Includes 20,000 shares issuable upon exercise of outstanding options.  Includes 37,500 shares held by Mr. McCabe’s spouse.  Also includes 1,646,502 shares held by a family trust controlled by Mr. McCabe.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the annual compensation awarded to, earned by, or paid to the named executive officers for all services rendered in all capacities to our company for the years ended December 31, 2012 and 2011:

SUMMARY COMPENSATION TABLE

Name & Principal Position	Year	Salary	Bonus	Option Awards (1)	All Other Compensation	Total
William Randy Broaddrick, Interim CEO and Interim CFO (2)	2012	$108,333.30 (3)	$3,000	$213,711 (4)	$0	$325,044.30
	2011	$0	$0	$232,156 (5)	$0	$232,156
Robert “Steve” Owens, CEO (2)	2012	$0	$0	$0	$2,000 (6)	$2,000
	2011	$0	$0	$0	$3,000 (6)	$3,000

(1)

The estimated value of options awarded was determined in accordance with FASB ASC 718.  Amounts reported do not reflect amounts actually received by the officer.

(2)

On August 31, 2012, Robert “Steve” Owens resigned as a director and as Chief Executive Officer, Chief Financial Officer and as President of the Company.  Also on August 31, 2012, William R. Broaddrick was appointed as the Interim Chief Executive Officer and Interim Chief Financial Officer.

(3)

The Company has agreed to pay Mr. Broaddrick a yearly salary of $125,000.  $49,999.98 of salary earned by Mr. Broaddrick was earned under the arrangement with the Company and $58,333.32 of the salary earned by Mr. Broaddrick was earned under an arrangement with Stanford Energy, Inc. prior to the acquisition of Stanford by the Company.

(4)

On September 1, 2012, Mr. Broaddrick was granted 50,000 options with 20% vesting on the anniversary of the grant date for five years.  The exercise price of the options is $4.50.

(5)

On December 1, 2011, Mr. Broaddrick was granted 100,000 options with 20% vesting on the anniversary of the grant date for five years. The exercise price of the options is $2.00.

(6)

We did not have an employment agreement with Mr. Owens and the Board of Directors had not adopted any compensation policy for Mr. Owens.  We paid him a director fee of $250 per month beginning in 2010.

Equity Awards

OUTSTANDING EQUITY AWARDS

As at December 31, 2012

Name	Number of	Equity Incentive
	Securities	Awards: Number
	Underlying	of Securities
	Unexercised	Underlying	Option
	Options	Unexercised	Exercise	Option
	(#)	Unearned Options	Price	Expiration
Name	Exercisable	(#)	($)	Date
William Randy Broaddrick	20,000	-	2	12/1/2021
	-	80,000	2	12/1/2021
	-	50,000	4.5	9/1/2022

9

On June 27, 2012, our Board of Directors adopted the Ring Energy, Inc. Long Term Incentive Plan (the “Plan”).  The material features of the Plan have been summarized above.

The Company has not entered into any contract, agreement, plan, or arrangement, either written or unwritten, that provides for payments to a names executive officer at, following, or in connection with the resignation, retirement or other termination of a named executive officer, or a change in control of the Company or a change in the named executive officer’s responsibilities following a change in control, with respect to each named executive officer.

Director Compensation

The following table sets forth certain information concerning the compensation of our directors, excluding any named executive officer, for the last fiscal year ended December 31, 2012:

Name	Fees Earned or Paid in Cash	Total
Michael Harland	$0	$0
Stanley McCabe	$0	$0
Robert Morley	$0	$0
Lloyd Tim Rochford	$0	$0
Denny Nestripke	$12,000(1)	$12,000

(1)

Mr. Nestripke, who serves as Chairman of the Board of Directors, receives a fixed fee of $1,000 per month.

Directors are permitted to receive fixed fees and other compensation for their services as directors.  The Board of Directors has the authority to fix the compensation of directors.  The Board of Directors has not adopted a compensation policy for directors except for the attendance at formal meetings of the Board of Directors, for which directors shall receive $350 for each half-day session and $500 for each full-day session.  However, no compensation shall be paid for telephonic or other type of meetings.

CHANGE OF CONTROL

On June 28, 2012, we completed the acquisition of Stanford Energy, Inc., a Texas corporation (“Stanford”), through the closing of the Stock-for-Stock Exchange Agreement dated May 3, 2012, among our Company, Stanford and the sole shareholders of Stanford, L. Tim Rochford and Stanley McCabe (the “Exchange Agreement”).  As a result of the closing of this acquisition, Stanford became a wholly owned subsidiary of our Company.

At the closing we issued 2,220,000 common shares to Mr. Rochford and 1,220,000 common shares to Mr. McCabe in exchange for all of the outstanding shares of Stanford.  In addition, we assumed and adopted Stanford’s equity compensation plan and its outstanding options to purchase 450 shares of Stanford common stock, which now represents the right to purchase up to 1,125,000 shares of our common stock at $2.00 per share.  The options vest at the rate of 20% each year over five years beginning one year from December 1, 2011, the date they were originally granted, and expire ten years beginning from that date.  Messrs. Rochford and McCabe each own 40 Stanford options which are each exercisable for 100,000 of our common shares following closing.

In connection with the closing we also appointed Messrs. Rochford and McCabe, who were officers and directors of Stanford, as directors of Ring.

In connection with the closing of the acquisition of Stanford as described above, we issued an aggregate of 3,440,000 shares to Messrs. Rochford and McCabe which represented approximately 34% of the outstanding voting shares of the Company.

We are currently not aware of any arrangements the operation of which may at a subsequent date result in a change in control of the Company.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will only deliver one Consent Solicitation Statement to multiple shareholders sharing an address, unless we have received contrary instructions from one or more of such shareholders.  Also, we will promptly deliver a separate copy of this Consent Solicitation Statement and future shareholder communication documents to any shareholder at a shared address to which a single copy of this Consent Solicitation Statement was delivered, or deliver a single copy of this Consent Solicitation Statement and future shareholder communication documents to any shareholder or shareholders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

10

Shareholders also may address future requests regarding delivery of Consent Solicitation Statements, proxy statements and annual reports by contacting us at the address noted above.

STOCKHOLDER PROPOSALS

There are no proposals by any security holder which are or could have been included within this consent solicitation.

We did not hold an annual meeting of shareholders for the fiscal year ended December 31, 2012 and, as such, the deadline for submitting shareholder proposals for inclusion in our proxy statement for our next annual meeting will be a reasonable time before we begin printing and distributing our proxy materials for our next annual meeting.

All shareholder proposals should be submitted to the attention of our Secretary at the address of our principal executive offices.  We urge you to submit any such proposal by a means which will permit proof of the date of delivery, such as certified mail, return receipt requested.

By Order of the Board of Directors

/s/ Denny Nestripke

Denny Nestripke

Vice President

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APPENDIX A

CERTIFICATE OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

RING ENERGY, INC.

The Articles of Incorporation, as amended, of Ring Energy, Inc., a Nevada corporation, are hereby amended as follows:

1.

The Article numbered “FOURTH” of the Articles of Incorporation is amended in its entirety to read as follows:

The corporation is authorized to issue two classes of shares to be designated, respectively, “Common Stock” and “Preferred Stock.”  The total number of shares the corporation is authorized to issue is Two Hundred million (200,000,000).  The number of shares of Common Stock authorized is one hundred fifty million (150,000,000) shares, par value $0.001 per share.  The number of shares of Preferred Stock authorized is fifty million (50,000,000) shares, par value $0.001.

a)

Common Stock.  All rights accruing to the outstanding shares of the corporation not expressly provided for to the contrary herein or in the By-Laws of the corporation, or in any amendment hereto or thereto, shall be vested in the Common Stock.

b)

Preferred Stock.  Except as otherwise provided herein or required by law, the Board of Directors is hereby vested with the authority to provide, out of the unissued shares of Preferred Stock, for one or more classes or series of Preferred Stock and, with respect to each such class or series, to prescribe the classes, series and the number of each class or series of Preferred Stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of Preferred Stock.

2.

The Article numbered “TENTH” of the Articles of Incorporation is amended in its entirety to read as follows:

The authority to adopt, amend or repeal bylaws is reserved exclusively to the Board of Directors.

3.

The Article numbered “TWELFTH” of the Articles of Incorporation is amended in its entirety to read as follows:

Except as otherwise provided by statute a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that:

c)

The director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer; and

d)

The breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

APPENDIX B

RING ENERGY, INC.

LONG-TERM INCENTIVE PLAN

(as adopted pursuant to the Stock-for-Stock Exchange Agreement dated May 3, 2012 and by unanimous written consent of the Board of Directors dated June 27, 2012)

Scope and Purpose of the Plan

Ring Energy, Inc., a Nevada corporation (the “Corporation”), has adopted this Long-Term Incentive Plan (the “Plan”) to provide for the granting of:

(a)

Incentive Options to certain Employees (Section 5);

(b)

Nonstatutory Options to certain Employees, Non-employee Directors and other persons (Section 5); and

(c)

Restricted Stock Awards to certain Employees, Non-employee Directors and other persons (Section 6).

The purpose of the Plan is to provide an incentive for Employees, directors and certain consultants and advisors of the Corporation or its Subsidiaries to remain in the service of the Corporation or its Subsidiaries, to extend to them the opportunity to acquire a proprietary interest in the Corporation so that they will apply their best efforts for the benefit of the Corporation, and to aid the Corporation in attracting able persons to enter the service of the Corporation and its Subsidiaries.

SECTION 1.

DEFINITIONS

As used in this Plan, the following terms have the meanings set forth below:

1.1

“Award” means the grant of any form of Option or Restricted Stock Award under the Plan, whether granted singly, in combination, or in tandem, to a Holder pursuant to the terms, conditions, and limitations that the Committee may establish in order to fulfill the objectives of the Plan.

1.2

“Award Agreement” means the written document or agreement delivered to Holder evidencing the terms, conditions and limitations of an Award that the Corporation granted to that Holder.

1.3

“Board of Directors” means the board of directors of the Corporation.

1.4

“Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Nevada are authorized or obligated by law or executive order to close.

1.5

“Cause,” with respect to any Holder shall mean:  (a) Holder’s conviction of, or plea of guilty or nolo contendere to, a crime involving dishonesty, fraud, or unethical business conduct, or any felony of any nature whatsoever, (b) Holder’s willful misconduct, (c) Holder’s breach of fiduciary duty which involves personal profit, (d) Holder’s willful disobedience of Corporate policy, (e) Holder’s willful disobedience of a material directive from a supervising officer and/or the Board of Directors, or (f) Holder’s abuse of illegal drugs or other controlled substances, or habitual intoxication.  No act or failure to act, by the Holder shall be considered “willful” unless committed in bad faith and without a reasonable belief that the act or omission was in the best interests of the Corporation or its clients. Notwithstanding the foregoing, in the case of any Holder who, subsequent to the effective date of this Plan, enters into an employment agreement with the Corporation or any Subsidiary that contains the definition of “cause” (or any similar definition), then during the term of such employment agreement the definition contained in such Employment Agreement shall be the applicable definition of “cause” under the Plan as to such Holder if such Employment Agreement expressly so provides.

1.6

“Change in Control” means the occurrence of any of the following events [other than any of the following events which involve Ring Energy, Inc., a Nevada corporation, or any affiliate or associate thereof (as those terms are defined in Rule 12b-2 under the Exchange Act for purposes of this definition only), such events specifically not constituting a Change of Control]:

(i)

The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (x) the then outstanding shares of Common Stock of the Corporation (the “Outstanding Corporation Common Stock”) or (y) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Corporation Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control:  (A) any acquisition directly from the Corporation, (B) any acquisition by the Corporation, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of paragraph (iii) below; or

(ii)

Individuals who constitute the Incumbent Board cease for any reason to constitute at least a majority of the Board of Directors; or

(iii)

Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation or an acquisition of assets of another corporation (a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation, or all or substantially all of the Corporation’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, and (B) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of  the action of the Board, providing for such Business Combination; or

(iv)

Approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.

1.7

“Code” means the Internal Revenue Code of 1986, as amended.

1.8

“Committee” means the Board of Directors of the Corporation or a committee appointed pursuant to Section 3 by the Board of Directors to administer this Plan.

1.9

“Common Stock” means the Corporation’s authorized common stock, par value $0.001 per share, as described in the Corporation’s Articles of Incorporation.

1.10

“Corporation” means Ring Energy, Inc., a Nevada corporation.

1.11

“Date of Grant” has the meaning given it in Section 4.3.

1.12

“Disability” has the meaning given it in Section 8.5.

1.13

“Effective Date” means the date upon which this Plan shall be approved by the Board of Directors of the Corporation.

1.14

“Eligible Individuals” means (a) Employees, (b) Non employee Directors and (c) any other Person that the Committee designates as eligible for an Award (other than for Incentive Options) because the Person performs bona fide consulting or advisory services for the Corporation or any of its Subsidiaries (other than services in connection with the offer or sale of securities in a capital raising transaction).

1.15

“Employee” means any employee of the Corporation or of any of its Subsidiaries, including officers and directors of the Corporation who are also employees of the Corporation or of any of its Subsidiaries.

1.16

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

1.17

“Exercise Notice” has the meaning given it in Section 5.5.

1.18

“Exercise Price” has the meaning given it in Section 5.4.

1.19

“Fair Market Value” means, for a particular day, the value determined in good faith by the Committee, which determination shall be conclusive for all purposes of this Plan.

For purposes of valuing Incentive Options, the Fair Market Value of Stock:  (i) shall be determined without regard to any restriction other than one that, by its terms, will never lapse; and (ii) will be determined as of the time the option with respect to such Stock is granted.

1.20

“Holder” means an Eligible Individual to whom an Award has been granted.

1.21

“Incentive Option” means an incentive stock option as defined under Section 422 of the Code and regulations thereunder.

1.22

“Incumbent Board” means the individuals who, as of the Effective Date, constitute the Board of Directors and any other individual who becomes a director of the Corporation after that date and whose election was approved by stockholders holding a majority of the Voting Securities or (in the case of a vacancy in the board) by appointment by the Board of Directors, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board.

1.23

[reserved]

1.24

“Non-employee Director” means a director of the Corporation who while a director is not an Employee.

1.25

“Nonstatutory Option” means a stock option that does not satisfy the requirements of Section 422 of the Code or that is designated at the Date of Grant or in the applicable Option Agreement to be an option other than an Incentive Option.

1.26

“Non-Surviving Event” means an event of Restructure as described in either subparagraph (b) or (c) of Section 1.32.

1.27

“Option Agreement” means an Award Agreement for an Incentive Option or a Nonstatutory Option.

1.28

“Option” means either an Incentive Option or a Nonstatutory Option, or both.

1.29

“Person” means any person or entity of any nature whatsoever, specifically including (but not limited to) an individual, a firm, a company, a corporation, a limited liability company, a partnership, a trust or other entity. A Person, together with that Person’s affiliates and associates (as those terms are defined in Rule 12b-2 under the Exchange Act for purposes of this definition only), and any Persons acting as a partnership, limited partnership, joint venture, association, syndicate or other group (whether or not formally organized), or otherwise acting jointly or in concert or in a coordinated or consciously parallel manner (whether or not pursuant to any express agreement), for the purpose of acquiring, holding, voting or disposing of securities of the Corporation with that Person, shall be deemed a single “Person.”

1.30

“Plan” means the Ring Energy, Inc. Long-Term Incentive Plan, as it may be amended from time to time.

1.31

“Restricted Stock Award” means the grant or purchase, on the terms and conditions that the Committee determines or on the terms and conditions of Section 6, of Stock that is nontransferable or subject to substantial risk of forfeiture until specific conditions are met.

1.32

“Restructure” means the occurrence of any one or more of the following:

(a)

The merger or consolidation of the Corporation with any Person, whether effected as a single transaction or a series of related transactions, with the Corporation remaining the continuing or surviving entity of that merger or consolidation and the Stock remaining outstanding and not changed into or exchanged for stock or other securities of any other Person or of the Corporation, cash or other property;

(b)

The merger or consolidation of the Corporation with any Person, whether effected as a single transaction or a series of related transactions, with (i) the Corporation not being the continuing or surviving entity of that merger or consolidation or (ii) the Corporation remaining the continuing or surviving entity of that merger or consolidation but all or a part of the outstanding shares of Stock are changed into or exchanged for stock or other securities of any other Person or the Corporation, cash, or other property; or

(c)

The transfer, directly or indirectly, of all or substantially all of the assets of the Corporation (whether by sale, merger, consolidation, liquidation or otherwise) to any Person whether effected as a single transaction or a series of related transactions.

1.33

“Retirement” means the separation of the Holder from employment with the Corporation and its Subsidiaries on account of retirement.

1.34

“Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act, or any successor rule, as it may be amended from time to time.

1.35

“Section 409A” means Section 409A of the Code and the rules and regulations adopted from time to time thereunder, or any successor law or rule as it may be amended from time to time.

1.36

“Securities Act” means the Securities Act of 1933, as amended.

1.37

“Stock” means Common Stock, or any other securities that are substituted for Stock as provided in Section 7.

1.38

“Subsidiary” means, with respect to any Person, any corporation, limited partnership, limited liability company or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by that Person.

1.39

[reserved]

1.40

“Voting Securities” means any securities that are entitled to vote generally in the election of directors or in the selection of any other similar governing body.

SECTION 2.

SHARES OF STOCK SUBJECT TO THE PLAN

2.1

Maximum Number of Shares.  Subject to the provisions of Section 7 of this Plan, the maximum aggregate number of shares of Stock in respect of which Awards may be granted for all purposes under the Plan shall be 2,500,000; and provided, further, that if any shares of Stock subject to an Award are forfeited or if any Award based on shares of Stock is otherwise terminated without issuance of such shares of Stock or other consideration in lieu of such shares of Stock, the shares of Stock subject to such Award shall to the extent of such forfeiture or termination, again be available for Awards under the Plan if no participant shall have received any benefits of ownership in respect thereof.

2.2

Description of Shares.  The shares to be delivered under the Plan shall be made available from (a) authorized but unissued shares of Stock, (b) Stock held in the treasury of the Corporation, or (c) previously issued shares of Stock reacquired by the Corporation, including shares purchased on the open market, in each situation as the Board of Directors or the Committee may determine from time to time at its sole option.

SECTION 3.

ADMINISTRATION OF THE PLAN

3.1

Committee.  The Committee shall administer the Plan with respect to all Eligible Individuals or may delegate all or part of its duties under this Plan to a subcommittee or any executive officer of the Corporation, subject in each case to such conditions and limitations as the Board of Directors may establish.

3.2

Committee’s Powers.  Subject to the express provisions of the Plan and any applicable law with which the Corporation intends the Plan to comply, the Committee shall have the authority, in its sole and absolute discretion, (a) to adopt, amend and rescind administrative and interpretive rules and regulations relating to the Plan, including without limitation to adopt and observe such procedures concerning the counting of Awards against the Plan and individual maximums as it may deem appropriate from time to time; (b) to determine the Eligible Individuals to whom, and the time or times at which, Awards shall be granted; (c) to determine the amount of cash and the number of Options, shares of Stock or Restricted Stock Awards, or any combination thereof, that shall be the subject of each Award; (d) to determine the terms and provisions of each Award Agreement (which need not be identical), including provisions defining or otherwise relating to (i) the term and the period or periods and extent of exercisability of the Options, (ii) the extent to which the transferability of shares of Stock issued or transferred pursuant to any Award is restricted, (iii) the effect of termination of employment on the Award, and (iv) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service); (e) to accelerate, pursuant to Section 7, the time of exercisability of any Option that has been granted or the time of vesting or settlement of any Restricted Stock Award; (f) to construe the respective Award Agreements and the Plan; (g) to make determinations of the Fair Market Value of the Stock pursuant to the Plan; (h) to delegate its duties under the Plan to such agents as it may appoint from time to time, subject to Section 3.1; and (i) to make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate subject in all respects to the last two sentences of Section 5.10.  The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan, in any Award, or in any Award Agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Committee shall be the sole and final judge of that necessity or desirability.  The determinations of the Committee on the matters referred to in this Section 3.2 shall be final and conclusive.  The Committee shall not have the power to terminate or materially modify or materially amend the Plan.  Those powers are vested in the Board of Directors.

3.3

Transferability of Awards.  Notwithstanding any limitation on a Holder’s right to transfer an Award, the Committee may (in its sole discretion) permit a Holder to transfer an Award, or may cause the Corporation to grant an Award that otherwise would be granted to an Eligible Individual, in any of the following circumstances:  (a) pursuant to a qualified domestic relations order, (b) to a trust established for the benefit of the Eligible Individual or one or more of the children, grandchildren or spouse of the Eligible Individual; (c) to a limited partnership or limited liability company in which all the interests are held by the Eligible Individual and that Person’s children, grandchildren or spouse; or (d) to another Person in circumstances that the Committee believes will result in the Award continuing to provide an incentive for the Eligible Individual to remain in the service of the Corporation or its Subsidiaries and apply his or her best efforts for the benefit of the Corporation or its Subsidiaries.  If the Committee determines to allow such transfers or issuances of Awards, any Holder or Eligible Individual desiring such transfers or issuances shall make application therefor in the manner and time that the Committee specifies and shall comply with such other requirements as the Committee may require to assure compliance with all applicable laws, including securities laws, and to assure fulfillment of the purposes of this Plan.  The Committee shall not authorize any such transfer or issuance if it may not be made in compliance with all applicable federal and state securities laws.  The granting of permission for such an issuance or transfer shall not obligate the Corporation to register the shares of Stock to be issued under the applicable Award.

SECTION 4.

ELIGIBILITY AND PARTICIPATION

4.1

Eligible Individuals.  Awards may be granted pursuant to the Plan only to persons who are Eligible Individuals at the time of the grant thereof or in connection with the severance or retirement of Eligible Individuals.

4.2

Grant of Awards.  Subject to the express provisions of the Plan, the Committee shall determine which Eligible Individuals shall be granted Awards from time to time. In making grants, the Committee shall take into consideration the contribution the potential Holder has made or may make to the success of the Corporation or its Subsidiaries and such other considerations as the Board of Directors may from time to time specify. The Committee shall also determine the number of shares or cash amounts subject to each of the Awards and shall authorize and cause the Corporation to grant Awards in accordance with those determinations.

4.3

Date of Grant.  The date on which an Award is granted (the “Date of Grant”) shall be the date specified by the Committee as the effective date or date of grant of an Award or, if the Committee does not so specify, shall be the date as of which the Committee adopts the resolution approving the offer of an Award to an individual, including the specification of the number (or method of determining the number) of shares of Stock and the amount (or method of determining the amount) of cash to be subject to the Award, even though certain terms of the Award Agreement may not be determined at that time and even though the Award Agreement may not be executed or delivered until a later time. In no event shall a Holder gain any rights in addition to those specified by the Committee in its grant, regardless of the time that may pass between the grant of the Award and the actual execution or delivery of the Award Agreement by the Corporation or the Holder.  An Award shall be valid and binding upon execution by the Corporation and the Holder, the Committee may invalidate an Award at any time prior to execution by both the Corporation and the Holder, and such Award shall be treated as never having been granted.

4.4

Award Agreements.  Each Award granted under the Plan shall be evidenced by an Award Agreement that incorporates those terms that the Committee shall deem necessary or desirable. More than one Award may be granted under the Plan to the same Eligible Individual and be outstanding concurrently. If an Eligible Individual is granted both one or more Incentive Options and one or more Nonstatutory Options, those grants shall be evidenced by separate Award Agreements, one for each of the Incentive Option grants and one for each of the Nonstatutory Option grants.

4.5

Limitation for Incentive Options.  Notwithstanding any provision contained herein to the contrary, (a) a person shall not be eligible to receive an Incentive Option unless he or she is an Employee of the Corporation or a corporate Subsidiary (but not a partnership or other non-corporate Subsidiary), and (b) a person shall not be eligible to receive an Incentive Option if, immediately before the time the Incentive Option is granted, that person owns (within the meaning of Sections 422 and 424 of the Code) stock possessing more than ten percent of the total combined voting power or value of all classes of stock of the Corporation or a Subsidiary. Nevertheless, this Section 4.5(b) shall not apply if, at the time the Incentive Option is granted, the Exercise Price of the Incentive Option is at least one hundred and ten percent of the Fair Market Value of the Stock underlying the Incentive Option and the Incentive Option is not, by its terms, exercisable after the expiration of five years from the Date of Grant.

4.6

No Right to Award.  The adoption of the Plan shall not be deemed to give any person a right to be granted an Award.

SECTION 5.

TERMS AND CONDITIONS OF OPTIONS

All Options granted under the Plan shall comply with, and the related Option Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 5 (to the extent each term and condition applies to the form of Option) and also to the terms and conditions set forth in Section 7.1 and Section 8; provided, however, that the Committee may authorize an Option Agreement that expressly contains terms and provisions that differ from the terms and provisions of Section 8.  The Committee may also authorize an Option Agreement that contains any or all of the terms and provisions of Sections 7.2 and 7.3 or that contains terms and provisions dealing with similar subject matter differently than do those Sections; nevertheless, the terms and provisions of Section 7.2 or 7.3 (or any such differing term or provision) shall apply to an Option Agreement unless the Option Agreement expressly states that such term or provision shall not apply.

5.1

Number of Shares.  Each Option Agreement shall state the total number of shares of Stock to which it relates.

5.2

Vesting.  Each Option Agreement shall state the time, periods or other conditions on which the right to exercise the Option or a portion thereof shall vest and the number (or method of determining the number) of shares of Stock for which the right to exercise the Option shall vest at each such time, period or satisfaction of condition.

5.3

Expiration of Options.  Nonstatutory Options and Incentive Options may be exercised during the term determined by the Committee and set forth in the Option Agreement; provided that no Incentive Option shall be exercised after the expiration of a period of ten (10) years commencing on the Date of Grant of the Incentive Option.

5.4

Exercise Price.  Each Option Agreement shall state the exercise price per share of Stock (the “Exercise Price”).  The exercise price per share of Stock subject to an Incentive Option shall not be less than the greater of (a) the par value per share of the Stock or (b) 100% of the Fair Market Value per share of the Stock on the Date of Grant of the Option.  The exercise price per share of Stock subject to a Nonstatutory Option shall not be less than the greater of (a) the par value per share of the Stock or (b) 100% of the Fair Market Value per share of the Stock on the Date of Grant of the Option.

5.5

Method of Exercise.  Each Option shall be exercisable only by written, recorded electronic or other notice of exercise in the manner specified by the Committee from time to time (the “Exercise Notice”) delivered to the Corporation or to the Person designated by the Committee during the term of the Option, which notice shall (a) state the number of shares of Stock with respect to which the Option is being exercised, (b) be signed or otherwise given by the Holder of the Option or by the person authorized to exercise the Option in the event of the Holder’s death or disability, (c) be accompanied by payment of the Exercise Price for all shares of Stock for which the Option is exercised, unless provision for the payment of the Exercise Price has been made pursuant to Section 5.7 or 5.8 or in another manner permitted by law and approved in advance by the Committee, and (d) include such other information, instruments, and documents as may be required to satisfy any other condition to exercise contained in the Option Agreement.  The Option shall not be deemed to have been exercised unless all of the requirements of the preceding provisions of this Section 5.5 have been satisfied.

5.6

Incentive Option Exercises.  During the Holder’s lifetime, only the Holder may exercise an Incentive Option.  The Holder of an Incentive Option shall immediately notify the Corporation in writing of any disposition of the Stock acquired pursuant to the Incentive Option that would disqualify the Incentive Option from the incentive option tax treatment afforded by Section 422 of the Code. The notice shall state the number of shares disposed of, the dates of acquisition and disposition of the shares, and the consideration received upon that disposition.

5.7

Medium and Time of Payment.  The Exercise Price of an Option shall be payable in full upon the exercise of the Option (a) in cash or by an equivalent means (such as that specified in Section 5.8) acceptable to the Committee, (b) on the Committee’s prior consent, with shares of Stock owned by the Holder (including shares received upon exercise of the Option or restricted shares already held by the Holder) and having a Fair Market Value at least equal to the aggregate Exercise Price payable in connection with such exercise, or (c) by any combination of clauses (a) and (b).  If the Committee chooses to accept shares of Stock in payment of all or any portion of the Exercise Price, then (for purposes of payment of the Exercise Price) those shares of Stock shall be deemed to have a cash value equal to their aggregate Fair Market Value determined as of the date of the delivery of the Exercise Notice.  If the Committee elects to accept shares of restricted Stock in payment of all or any portion of the Exercise Price, then an equal number of shares issued pursuant to the exercise shall be restricted on the same terms and for the restriction period remaining on the shares used for payment.

5.8

Limitation on Aggregate Value of Shares That May Become First Exercisable During any Calendar Year Under an Incentive Option.  With respect to any Incentive Option granted under this Plan, the aggregate Fair Market Value of shares of Stock subject to an Incentive Option and the aggregate Fair Market Value of shares of Stock or stock of any Subsidiary (or a predecessor of the Corporation or a Subsidiary) subject to any other incentive stock option (within the meaning of Section 422 of the Code) of the Corporation or its Subsidiaries (or a predecessor corporation of any such corporation) that first become purchasable by a Holder in any calendar year may not (with respect to that Holder) exceed $100,000, or such other amount as may be prescribed under Section 422 of the Code or applicable regulations or rulings from time to time.  As used in the previous sentence, Fair Market Value shall be determined as of the date the Incentive Option is granted.  For purposes of this Section 5.8 “predecessor corporation” means (a) a corporation that was a party to a transaction described in Section 424(a) of the Code (or which would be so described if a substitution or assumption under that Section had been effected) with the Corporation, (b) a corporation which, at the time the new incentive stock option (within the meaning of Section 422 of the Code) is granted, is a Subsidiary of the Corporation or a predecessor corporation of any such corporations, or (c) a predecessor corporation of any such corporations.  Failure to comply with this provision shall not impair the enforceability or exercisability of any Option, but shall cause the excess amount of shares to be reclassified in accordance with the Code.

5.9

No Fractional Shares.  The Corporation shall not in any case be required to sell, issue, or deliver a fractional share with respect to any Option. In lieu of the issuance of any fractional share of Stock, the Corporation shall pay to the Holder an amount in cash equal to the same fraction (as the fractional Stock) of the Fair Market Value of a share of Stock determined as of the date of the applicable Exercise Notice.

5.10

Modification, Extension and Renewal of Options.  Subject to the terms and conditions of and within the limitations of the Plan and any applicable law, and any consent required by the last two sentences of this Section 5.10, the Committee may (a) modify, extend or renew outstanding Options granted under the Plan, (b) accept the surrender of Options outstanding hereunder (to the extent not previously exercised) and authorize the granting of new Options in substitution for outstanding Options (to the extent not previously exercised), and (c) amend the terms of an Incentive Option at any time to include provisions that have the effect of changing the Incentive Option to a Nonstatutory Option.  Notwithstanding anything herein, the Committee may not “reprice” any Option.  “Reprice” means any of the following or any other action that has the same effect: (i) amending an Option to reduce its exercise price, (ii) canceling an Option at a time when its exercise price exceeds the Fair Market Value of a share of Stock in exchange for an Option, Restricted Stock Award or other equity award unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction, or (iii) taking any other action that is treated as a repricing under generally accepted accounting principles, provided that nothing in this Section 5.10 shall prevent the Committee from making adjustments pursuant to Section 7.  Without the consent of the Holder, the Committee may not modify any outstanding Options so as to specify a higher Exercise Price or accept the surrender of outstanding Incentive Options and authorize the granting of new Options in substitution therefor specifying a higher Exercise Price. In addition, no modification of an Option granted hereunder shall, without the consent of the Holder, materially alter or impair any rights of the Holder or materially increase the obligations of a Holder under any Option theretofore granted to that Holder under the Plan except, with respect to Incentive Options, as may be necessary to satisfy the requirements of Section 422 of the Code or as permitted in clause (c) of this Section 5.10.

5.11

Other Agreement Provisions.  The Option Agreements authorized under the Plan shall contain such provisions in addition to those required by the Plan (including, without limitation, restrictions or the removal of restrictions upon the exercise of the Option and the retention or transfer of shares thereby acquired) as the Committee may deem advisable.  Each Option Agreement shall identify the Option evidenced thereby as an Incentive Option or Nonstatutory Option, as the case may be, and no Option Agreement shall cover both an Incentive Option and a Nonstatutory Option.  Each Agreement relating to an Incentive Option granted hereunder shall contain such limitations and restrictions upon the exercise of the Incentive Option to which it relates as shall be necessary for the Incentive Option to which such Agreement relates to constitute an incentive stock option, as defined in Section 422 of the Code.

SECTION 6.

RESTRICTED STOCK AWARDS

All Restricted Stock Awards granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include, and be subject to the terms and conditions set forth in this Section 6 and also to the terms and conditions set forth in Section 7.1 and Section 8; provided, however, that the Committee may authorize an Award Agreement relating to a Restricted Stock Award that expressly contains terms and provisions that differ from the terms and provisions of Section 8.  The Committee may also authorize an Award Agreement relating to a Restricted Stock Award that contains any or all of the terms and provisions of Sections 7.2 and 7.3 or that contains terms and provisions dealing with similar subject matter differently than do those Sections; nevertheless, the terms and provisions of Section 7.2 or 7.3 (or any such differing term or provision) shall apply to an Award Agreement relating to a Restricted Stock Award unless the Award Agreement expressly states that such term or provision shall not apply.

6.1

Restrictions.  All shares of Restricted Stock Awards granted or sold pursuant to the Plan shall be subject to the following conditions:

(a)

Transferability.  The shares may not be sold, transferred or otherwise alienated or hypothecated until the restrictions are removed or expire.

(b)

Conditions to Removal of Restrictions.  Conditions to removal or expiration of the restrictions may include, but are not required to be limited to, continuing employment or service as a director, officer, employee, consultant or advisor or achievement of performance objectives described in the Award Agreement.

(c)

Legend.  Each certificate representing Restricted Stock Awards granted pursuant to the Plan shall bear a legend making appropriate reference to the restrictions imposed.

(d)

Possession.  At its sole discretion, the Committee may (i) authorize issuance of a certificate for shares in the Holder’s name only upon lapse of the applicable restrictions, (ii) require the Corporation, transfer agent or other custodian to retain physical custody of the certificates representing Restricted Stock Awards during the restriction period and may require the Holder of the Award to execute stock powers, endorsed or in blank, for those certificates and deliver those stock powers to the Corporation, transfer agent or custodian, or (iii) may require the Holder to enter into an escrow agreement providing that the certificates representing Restricted Stock Awards granted or sold pursuant to the Plan shall remain in the physical custody of an escrow holder until all restrictions are removed or expire.  The Corporation may issue shares subject to stop-transfer restrictions or may issue such shares subject only to the restrictive legend described in subparagraph 6.1(c).

(e)

Other Conditions.  The Committee may impose other conditions on any shares granted or sold as Restricted Stock Awards pursuant to the Plan as it may deem advisable, including, without limitation, (i) restrictions under the Securities Act or Exchange Act, (ii) the requirements of any securities exchange upon which the shares or shares of the same class are then listed, and (iii) any state securities law applicable to the shares.

6.2

Expiration of Restrictions.  The restrictions imposed in Section 6.1 on Restricted Stock Awards shall lapse as determined by the Committee and set forth in the applicable Award Agreement, and the Corporation shall promptly cause to be delivered to the Holder of the Restricted Stock Award a certificate representing the number of shares for which restrictions have lapsed, free of any restrictive legend relating to the lapsed restrictions; provided that (i) a minimum of a one year restriction period shall exist on all Restricted Stock Awards, and (ii) a minimum of a three year restriction period shall exist with respect to any Restricted Stock Award granted solely by reason of tenure of the Holder (provided that a Restricted Stock Award granted solely by reason of tenure may vest in equal thirds, annually, so long as the minimum restriction period for the first vesting period is at least one year).  Subject to the limitations set forth above, each Restricted Stock Award may have a different restriction period, in the discretion of the Committee.  The Committee may, in its discretion, prospectively reduce the restriction period applicable to a particular Restricted Stock Award in the event of the death, disability or retirement of the Holder.  The foregoing notwithstanding, no restriction not required by law shall remain in effect for more than ten years after the date of the Award.

6.3

[reserved]

6.4

Rights as Stockholder.  Subject to the provisions of Sections 6.1, the Committee may, in its discretion, determine what rights, if any, the Holder shall have with respect to the Restricted Stock Awards granted or sold, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

6.5

Other Agreement Provisions.  The Award Agreements relating to Restricted Stock Awards shall contain such provisions in addition to those required by the Plan as the Committee may deem advisable.

SECTION 7.

ADJUSTMENT PROVISIONS

The Committee may authorize an Award that contains any or all of the terms and provisions of this Section 7 or, with respect to Sections 7.2 and 7.3, that contains terms and provisions dealing with similar subject matter differently than do those Sections; nevertheless, the terms and provisions of Section 7.2 or 7.3 (or any such differing term or provision) shall apply to an Award Agreement unless the Award Agreement expressly states that such term or provision shall not apply.

7.1

Adjustment of Awards and Authorized Stock.  The terms of an Award and the number of shares of Stock authorized pursuant to Section 2.1 for issuance under the Plan shall be subject to adjustment, from time to time, in accordance with the following provisions:

(a)

If at any time or from time to time, the Corporation shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock, then (i) the maximum number of shares of Stock available for the Plan as provided in Section 2.1 shall be increased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (ii) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be increased proportionately, and (iii) the price (including Exercise Price) for each share of Stock (or other kind of shares or unit of other securities) subject to then outstanding Awards shall be reduced proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

(b)

If at any time or from time to time the Corporation shall consolidate as a whole (by reclassification, reverse Stock split, or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, (i) the maximum number of shares of Stock available for the Plan as provided in Section 2.1 shall be decreased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (ii) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be decreased proportionately, and (iii) the price (including Exercise Price) for each share of Stock (or other kind of shares or unit of other securities) subject to then outstanding Awards shall be increased proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

(c)

Whenever the number of shares of Stock subject to outstanding Awards and the price for each share of Stock subject to outstanding Awards are required to be adjusted as provided in this Section 7.1, the Committee shall promptly prepare a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in price and the number of shares of Stock, other securities, cash or property purchasable subject to each Award after giving effect to the adjustments.  The Committee shall promptly give each Holder such a notice.

(d)

Adjustments under Section 7.1(a) and 7.1(b) shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding and conclusive.  No fractional interest shall be issued under the Plan on account of any such adjustments.

7.2

Changes in Control.  Upon the occurrence of a Change in Control for Awards held by Participants who are employees or directors of the Corporation (and their permitted transferees pursuant to Section 3.3 above):  (a) all outstanding Options shall immediately become fully vested and exercisable in full, including that portion of any Option that pursuant to the terms and provisions of the applicable Award Agreement had not yet become exercisable (the total number of shares of Stock  as to which an Option is exercisable upon the occurrence of a Change in Control is referred to herein as the “Total Shares”); and (b) the restriction period of any Restricted Stock Award shall immediately be accelerated and the restrictions expire.  If a Change in Control involves a Restructure or occurs in connection with a series of related transactions involving a Restructure and if such Restructure is in the form of a Non-Surviving Event and as a part of such Restructure shares of stock, other securities, cash or property shall be issuable or deliverable in exchange for Stock, then the Holder of an Award shall be entitled to purchase or receive (in lieu of the Total Shares that the Holder would otherwise be entitled to purchase or receive), as appropriate for the form of Award, the number of shares of stock, other securities, cash or property, to which such Holder would have been entitled, upon the same terms, conditions and restrictions of the Award as existed immediately before the consummation of the Restructure.  Nothing in this Section 7.2 shall impose on a Holder the obligation to exercise any Award immediately before or upon the Change of Control, and, unless otherwise provided in the Award Agreement relating to the Award, no Holder shall forfeit the right to exercise the Award during the remainder of the original term of the Award because of a Change in Control or because the Holder’s employment is terminated for any reason following a Change in Control.

7.3

Restructure and No Change of Control.  In the event a Restructure should occur at any time while there is any outstanding Award hereunder and that Restructure does not occur in connection with a Change in Control or in connection with a series of related transactions involving a Change in Control, then:

(a)

no outstanding Options shall immediately become fully vested and exercisable in full merely because of the occurrence of the Restructure; and

(b)

the restriction period of any Restricted Stock Award shall not immediately be accelerated nor shall the restrictions expire merely because of the occurrence of the Restructure.

The Corporation shall promptly notify each Holder of any election or action taken by the Corporation under this Section 7.3.  In the event of any election or action taken by the Corporation pursuant to this Section 7.3 that requires the amendment or cancellation of any Award Agreement as may be specified in any notice to the Holder thereof, that Holder shall promptly deliver that Award Agreement to the Corporation in order for that amendment or cancellation to be implemented by the Corporation and the Committee.  The failure of the Holder to deliver any such Award Agreement to the Corporation as provided in the preceding sentence shall not in any manner affect the validity or enforceability of any action taken by the Corporation and the Committee under this Section 7.3, including, without limitation, any redemption of an Award as of the consummation of a Restructure.  Any cash payment to be made by the Corporation pursuant to this Section 7.3 in connection with the redemption of any outstanding Awards shall be paid to the Holder thereof currently with the delivery to the Corporation of the Award Agreement evidencing that Award; provided, however, that any such redemption shall be effective upon the consummation of the Restructure notwithstanding that the payment of the redemption price may occur subsequent to the consummation.  If all or any portion of an outstanding Award is to be exercised upon or after the consummation of a Restructure that is in the form of a Non-Surviving Event and as a part of that Restructure shares of stock, other securities, cash or property shall be issuable or deliverable in exchange for Stock, then the Holder of the Award shall thereafter be entitled to purchase or receive (in lieu of the number of shares of Stock that the Holder would otherwise be entitled to purchase or receive) the number of shares of stock, other securities, cash or property to which such number of shares of Stock would have been entitled, upon the same terms, conditions and restrictions of the Award as existed immediately before the consummation of the Restructure.

7.4

Notice of Change in Control or Restructure.  The Corporation shall attempt to keep all Holders informed with respect to any Change in Control or Restructure or of any potential Change in Control or Restructure to the same extent that the Corporation’s stockholders are informed by the Corporation of any such event or potential event.

SECTION 8.

ADDITIONAL PROVISIONS

8.1

Termination of Employment.  Subject to the last sentence of Section 7.2, if a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated for any reason other than Retirement or that Holder’s death or Disability, then the following provisions shall apply to all Awards held by that Holder that were granted because that Holder was an Employee:

(a)

If the termination is by the Holder’s employer, then the following provisions shall apply: (i) if the termination is for Cause, then that portion, if any, of any and all Awards held by that Holder that are not yet exercisable (or for which restrictions have not lapsed) as of the date of termination shall become null and void; provided, however, that the portion, if any, of any and all Awards held by that Holder which are exercisable (or for which restrictions have lapsed) as of the date of such termination shall survive such termination and shall be exercisable by such Holder for a period of the lesser of (A) the remainder of the term of the Award or (B) five (5) business days following the date of such termination; or (ii) if the termination is not for Cause, then that portion, if any, of any and all Awards held by that Holder that are not yet exercisable (or for which restrictions have not lapsed) as of the date of the termination shall become null and void as of the date of the termination; provided, however, that the portion, if any, of any and all Awards held by that Holder which are exercisable (or for which restrictions have lapsed) as of the date of such termination shall survive such termination and shall be exercisable by such Holder for a period of the lesser of (A) the remainder of the term of the Award or (B) 365 days following the date of such termination.

(b)

If such termination is by the Holder, then, unless otherwise agreed to by the Corporation, any and all Awards held by that Holder, whether or not then exercisable and whether or not restrictions thereon have lapsed (except in full), shall become null and void as of the date of the termination.

8.2

Other Loss of Eligibility.  If a Holder is an Eligible Individual because the Holder is serving in a capacity other than as an Employee and if that capacity is terminated for any reason other than the Holder’s death, then that portion, if any, of any and all Awards held by the Holder that were granted because of that capacity which are not yet exercisable (or for which restrictions have not lapsed) as of the date of the termination shall become null and void as of the date of the termination; provided, however, that the portion, if any, of any and all of the Awards held by the Holder that are exercisable (or for which restrictions have lapsed) as of the date of the termination shall survive the termination and shall be exercisable by such Holder for a period of the lesser of (a) the remainder of the term of the Award or (b) 180 days following the date of such termination.

8.3

Death.  Upon the death of a Holder, then any and all Awards held by the Holder, including those portions of the Awards that pursuant to the terms and provisions of the applicable Award Agreement had not yet become exercisable, shall immediately become fully vested and exercisable in full by the Holder, his guardians or his legal representatives, legatees or distributees for a period of the lesser of (a) the remainder of the term of the Award or (b) one year following the date of the Holder’s death.  Any portion of an Award not exercised upon the expiration of the periods specified in (a) or (b) shall be null and void.  Except as expressly provided in this Section 8.3, all Awards held by a Holder shall not be exercisable after the death of that Holder.

8.4

Retirement.  If a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated by reason of the Holder’s Retirement, then the portion, if any, of any and all Awards held by the Holder that are not yet exercisable (or for which restrictions have not lapsed) as of the date of that retirement shall become null and void as of the date of retirement; provided, however, that the portion, if any, of any and all Awards held by the Holder that are exercisable as of the date of that Retirement shall survive the Retirement and shall be exercisable by such Holder for a period of the lesser of (a) the remainder of the terms of the Award or (b) 180 days following the date of retirement.

8.5

Disability.  If a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated by reason of the Holder’s Disability, then any and all Awards held by the Holder, including those portions of the Awards that pursuant to the terms and provisions of the applicable Award Agreement had not yet become exercisable (or for which restrictions had not lapsed), shall immediately become fully vested and exercisable in full by the Holder, his guardians or his legal representatives for a period of the lesser of (a) the remainder of the term of the Award or (b) one year following the date on which the Holder’s employment is terminated due to such Holder’s Disability. “Disability” shall have the meaning given it in the employment agreement of the Holder; provided, however, that if that Holder has no employment agreement, “Disability” shall mean a physical or mental impairment of sufficient severity that, in the opinion of the Corporation, either the Holder is unable to continue performing the duties he performed before such impairment or the Holder’s condition entitles him to disability benefits under any insurance or employee benefit plan of the Corporation or its Subsidiaries and that impairment or condition is cited by the Corporation as the reason for termination of the Holder’s employment.

8.6

Leave of Absence.  With respect to an Award, the Committee may, in its sole discretion, determine that any Holder who is on leave of absence for any reason will be considered to still be in the employ of the Corporation, provided that rights to that Award during a leave of absence will be limited to the extent to which those rights were earned or vested when the leave of absence began.

8.7

Transferability of Awards.  In addition to such other terms and conditions as may be included in a particular Award Agreement, an Award requiring exercise shall be exercisable during a Holder’s lifetime only by that Holder or by that Holder’s guardian or legal representative.  An Award requiring exercise shall not be transferrable other than by will or the laws of descent and distribution, except as permitted in accordance with Section 3.3.

8.8

Forfeiture and Restrictions on Transfer.  Each Award Agreement may contain or otherwise provide for conditions giving rise to the forfeiture of the Stock acquired pursuant to an Award or otherwise and may also provide for those restrictions on the transferability of shares of the Stock acquired pursuant to an Award or otherwise that the Committee in its sole and absolute discretion may deem proper or advisable.  The conditions giving rise to forfeiture may include, but need not be limited to, the requirement that the Holder render substantial services to the Corporation or its Subsidiaries for a specified period of time, and/or agreements regarding non-competition with the Corporation and its Subsidiaries. The restrictions on transferability may include, but need not be limited to, options and rights of first refusal in favor of the Corporation and stockholders of the Corporation other than the Holder of such shares of Stock who is a party to the particular Award Agreement or a subsequent holder of the shares of Stock who is bound by that Award Agreement.

8.9

Delivery of Certificates of Stock.  Subject to Section 8.10, the Corporation shall promptly issue and deliver a certificate representing the number of shares of Stock as to which (a) an Option has been exercised after the Corporation receives an Exercise Notice and upon receipt by the Corporation of the Exercise Price and any tax withholding as may be requested; and (b) restrictions have lapsed with respect to a Restricted Stock Award and upon receipt by the Corporation of any tax withholding as may be requested.  The value of the shares of Stock, cash or notes transferable because of an Award under the Plan shall not bear any interest owing to the passage of time, except as may be otherwise provided in an Award Agreement.  If a Holder is entitled to receive certificates representing Stock received for more than one form of Award under the Plan, separate Stock certificates shall be issued with respect to each such Award and for Incentive Options and Nonstatutory Stock Options separately.

8.10

Conditions to Delivery of Stock.  Nothing herein or in any Award granted hereunder or any Award Agreement shall require the Corporation to issue any shares with respect to any Award if that issuance would, in the opinion of counsel for the Corporation, constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect.  At the time of any exercise of an Option, or at the time of any grant of a Restricted Stock Award, the Corporation may, as a condition precedent to the exercise of such Option or vesting of any Restricted Stock Award, require from the Holder of the Award (or in the event of his or her death, his or her legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the Holder’s intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Award and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Corporation, may be necessary to ensure that any disposition by that Holder (or in the event of the Holder’s death, his legal representatives, heirs, legatees, or distributees) will not involve a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect.

8.11

Securities Act Legend.  Certificates for shares of Stock, when issued, may have the following legend, or statements of other applicable restrictions endorsed thereon and may not be immediately transferable:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED, OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE  ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER, OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.

This legend shall not be required for shares of Stock issued pursuant to an effective registration statement under the Securities Act, if any.

8.12

Legend for Restrictions on Transfer.  Each certificate representing shares issued to a Holder pursuant to an Award granted under the Plan shall, if such shares are subject to any transfer restriction, including a right of first refusal, provided for under this Plan or an Award Agreement, bear a legend that complies with applicable law with respect to the restrictions on transferability contained in this Section 8.12, such as:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY IMPOSED BY THAT CERTAIN INSTRUMENT ENTITLED “RING ENERGY, INC. LONG-TERM INCENTIVE PLAN” AS ADOPTED BY RING ENERGY, INC. (THE “CORPORATION”) ON ______________, 20__, AND AN AGREEMENT THEREUNDER BETWEEN THE CORPORATION AND [HOLDER] DATED ___________, ______, AND MAY NOT BE TRANSFERRED, SOLD, OR OTHERWISE DISPOSED OF EXCEPT AS THEREIN PROVIDED.  THE CORPORATION WILL FURNISH A COPY OF SUCH INSTRUMENT AND AGREEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

8.13

Rights as a Stockholder.  A Holder shall have no right as a stockholder with respect to any shares covered by his or her Award until a certificate representing those shares is issued in his or her name.  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash or other property) or distributions or other rights for which the record date is before the date that certificate is issued, except as contemplated by Section 7.  Nevertheless, dividends and dividend equivalent rights may be extended to and made part of any Award denominated in Stock or units of Stock, subject to such terms, conditions, and restrictions as the Committee may establish.  The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payment denominated in Stock or units of Stock.

8.14

Information.  Each Holder shall furnish to the Corporation all information requested by the Corporation to enable it to comply with any reporting or other requirement imposed upon the Corporation by or under any applicable statute or regulation.

8.15

Obligation to Exercise.  The granting of an Award hereunder shall impose no obligation upon the Holder to exercise the same or any part thereof.

8.16

Adjustments to Awards.  Subject to applicable law and the general limitations set forth in Sections 5, and 7, the Committee may make any adjustment to or the terms of a Nonstatutory Option by canceling an outstanding Nonstatutory Option and regranting a Nonstatutory Option. Such adjustment shall be made by amending, substituting or regranting an outstanding Nonstatutory Option.  Such amendment, substitution or regrant may result in terms and conditions that differ from the terms and conditions of the original Nonstatutory Option. Notwithstanding anything herein, the Committee may not “reprice” any Option.  “Reprice” means any of the following or any other action that has the same effect: (i) amending an Option to reduce its exercise price, (ii) canceling an Option at a time when its exercise price exceeds the Fair Market Value of a share of Stock in exchange for an Option, Restricted Stock Award or other equity award unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction, or (iii) taking any other action that is treated as a repricing under generally accepted accounting principles.  In addition, the Committee may not impair the rights of any Holder to previously granted Nonstatutory Options without that Holder’s consent.  If such action is effected by amendment, the effective date of such amendment shall be the date of the original grant. Notwithstanding the above, with respect to Performance Awards that are subject to Section 409A of the Code, the Committee shall not have the authority to accelerate or postpone the timing or settlement of a Performance Award in a manner that would cause such award to become subject to the interest and penalty provisions under Section 409A of the Code.

8.17

Remedies.  The Corporation and a Holder shall be entitled to recover from the other party reasonable attorneys’ fees incurred in connection with the enforcement of the terms and provisions of the Plan and any Award Agreement whether by an action to enforce specific performance or for damages for its breach or otherwise.

8.18

Information Confidential.  As partial consideration for the granting of each Award hereunder, the Holder shall agree with the Corporation that the Holder will keep confidential all information and knowledge that the Holder has relating to the manner and amount of his or her participation in the Plan; provided, however, that such information may be disclosed as required by law and may be given in confidence to the Holder’s spouse, tax, legal and financial advisors, or to a financial institution to the extent that such information is necessary to secure a loan. In the event any breach of this promise comes to the attention of the Committee, it shall take into consideration that breach in determining whether to recommend the grant of any future Award to that Holder, as a factor militating against the advisability of granting any such future Award to that individual.  The provisions of this Section 8.18 shall be included in each Award Agreement.

8.19

Consideration.  No Option shall be exercisable and no restriction on any Restricted Stock Award shall lapse unless and until the Holder shall have paid cash or property to, or performed services for and/or provided value to, the Corporation or any of its Subsidiaries that the Committee believes is equal to or greater in value than the par value of the Stock subject to such Award.

8.20

Payment of Taxes.  The Committee may, in its discretion, require a Holder to pay to the Corporation (or the Corporation’s Subsidiary if the Holder is an employee of a Subsidiary of the Corporation), at the time of the exercise of an Award, the amount that the Committee deems necessary to satisfy the Corporation’s or its Subsidiary’s current or future obligation to withhold federal, state or local income or other taxes that the Holder incurs by exercising an Award.

8.21

Claw-back.  If any Holder is substantially responsible for negligence that materially and negatively impacts the Corporation, an Award benefit realized by such Holder during the period commencing in the two (2) years preceding such negligence will be immediately due and payable by such Holder to the Corporation.   The Holder will be considered substantially responsible if there was a failure to conduct his or her responsibilities with the degree of skill and care an ordinary prudent person in a like position would exercise under similar circumstances.

SECTION 9.

DURATION AND AMENDMENT OF PLAN

9.1

Duration.  No Awards may be granted hereunder after the date that is ten (10) years from the date of this Plan.

9.2

Amendment.  The Board of Directors may (insofar as permitted by law and applicable regulations), with respect to any shares which, at the time, are not subject to Awards, suspend or discontinue the Plan or revise or amend it in any respect whatsoever, and may amend any provision of the Plan or any Award Agreement to make the Plan or the Award Agreement, or both, comply with Section 16(b) of the Exchange Act and the exemptions therefrom, the Code, the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the regulations promulgated under the Code or ERISA, or any other law, rule or regulation that may affect the Plan.  The Board of Directors may also amend, modify, suspend or terminate the Plan for the purpose of meeting or addressing any changes in other legal requirements applicable to the Corporation or the Plan or for any other purpose permitted by law.  The Plan may not be amended without the consent of the holders of a majority of the shares of Stock then outstanding to increase materially the aggregate number of shares of Stock that may be issued under the Plan (except for adjustments pursuant to Section 7 of the Plan).

SECTION 10.

GENERAL

10.1

Application of Funds.  The proceeds received by the Corporation from the sale of shares pursuant to Awards shall be used for general corporate purposes.

10.2

Right of the Corporation and Subsidiaries to Terminate Employment.  Nothing contained in the Plan or in any Award Agreement shall confer upon any Holder the right to continue in the employ of the Corporation or any Subsidiary, or interfere in any way with the rights of the Corporation or any Subsidiary to terminate his or her employment at any time.

10.3

No Liability for Good Faith Determinations.  Neither the members of the Board of Directors, any member of the Committee nor any individual that the Committee has delegated duties to pursuant to Section 3.1. above shall be liable for any act, omission or determination taken or made in good faith with respect to the Plan or any Award granted under it, and members of the Board of Directors and the Committee shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including attorneys’ fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Corporation, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors and officers liability or similar insurance coverage that may from time to time be in effect.  This right to indemnification shall be in addition to, and not a limitation on, any other indemnification rights any member of the Board of Directors or the Committee may have.

10.4

Other Benefits.  Participation in the Plan shall not preclude the Holder from eligibility in any other stock or stock option plan of the Corporation or any Subsidiary or any old age benefit, insurance, pension, profit sharing, retirement, bonus or other extra compensation plans that the Corporation or any Subsidiary has adopted or may, at any time, adopt for the benefit of its Employees.  Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Corporation for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

10.5

Exclusion from Pension and Profit-Sharing Compensation.  By acceptance of an Award (whether in Stock or cash), as applicable, each Holder shall be deemed to have agreed that the Award is special incentive compensation that will not be taken into account in any manner as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan of the Corporation or any Subsidiary.  In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that the Award will not affect the amount of any life insurance coverage, if any, provided by the Corporation or a Subsidiary on the life of the Holder that is payable to the beneficiary under any life insurance plan covering employees of the Corporation or any Subsidiary.

10.6

Execution of Receipts and Releases.  Any payment of cash or any issuance or transfer of shares of Stock or other property to the Holder, or to his legal representative, heir, legatee or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Committee may require any Holder, legal representative, heir, legatee or distributee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as it shall determine.

10.7

Unfunded Plan.  Insofar as it provides for Awards of cash and Stock, the Plan shall be unfunded.  Although bookkeeping accounts may be established with respect to Holders who are entitled to cash, Stock, other property or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience.  The Corporation shall not be required to segregate any assets that may at any time be represented by cash, Stock, other property or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Corporation nor the Board of Directors nor the Committee be deemed to be a trustee of any cash, Stock, other property or rights thereto to be granted under the Plan.  Any liability of the Corporation to any Holder with respect to a grant of cash, Stock, other property or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and any Award Agreement; no such obligation of the Corporation shall be deemed to be secured by any pledge or other encumbrance on any property of the Corporation. Neither the Corporation nor the Board of Directors nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

10.8

No Guarantee of Interests.  The Board of Directors, the Committee and the Corporation do not guarantee the Stock of the Corporation from loss or depreciation.

10.9

Payment of Expenses.  All expenses incident to the administration, termination or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Corporation or its Subsidiaries; provided, however, the Corporation or a Subsidiary may recover any and all damages, fees, expenses and costs arising out of any actions taken by the Corporation to enforce its right to purchase Stock under this Plan.

10.10

Corporation Records.  Records of the Corporation or its Subsidiaries regarding the Holder’s period of employment, termination of employment and the reason therefor, leaves of absence, re-employment, and other matters shall be conclusive for all purposes hereunder, unless determined by the Committee to be incorrect.

10.11

Information.  The Corporation and its Subsidiaries shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished, all of the information or documentation which is necessary or required by the Committee to perform its duties and functions under the Plan.

10.12

Corporation Action.  Any action required of the Corporation shall be by resolution of its Board of Directors or by a person authorized to act by resolution of the Board of Directors.

10.13

Severability.  If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.  If any of the terms or provisions of this Plan conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Eligible Individuals who are subject to Section 16(b) of the Exchange Act) or Section 422 of the Code (with respect to Incentive Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 or Section 422 of the Code unless the Committee has determined that the Plan should not comply with such requirements.  With respect to Incentive Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, further, that, to the extent any Option that is intended to qualify as an Incentive Option cannot so qualify, that Option (to that extent) shall be deemed a Nonstatutory Option for all purposes of the Plan.

10.14

Notices.  Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail. Any such notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date on which it is personally delivered, or, whether actually received or not, on the third Business Day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith. The Corporation or a Holder may change, at any time and from time to time, by written notice to the other, the address which it or he had previously specified for receiving notices.  Until changed in accordance herewith, the Corporation and each Holder shall specify as its and his address for receiving notices the address set forth in the Award Agreement pertaining to the shares to which such notice relates.

10.15

Waiver of Notice.  Any person entitled to notice hereunder may waive such notice.

10.16

Successors.  The Plan shall be binding upon the Holder, his legal representatives, heirs, legatees and distributees, upon the Corporation, its successors and assigns, and upon the Committee and its successors.

10.17

Headings.  The titles and headings of Sections and Paragraphs are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

10.18

Governing Law.  All questions arising with respect to the provisions of the Plan shall be determined by application of the laws of the State of Nevada except to the extent Nevada law is preempted by federal law.  Questions arising with respect to the provisions of an Award Agreement that are matters of contract law shall be governed by the laws of the state specified in the Award Agreement, except to the extent Nevada corporate law conflicts with the contract law of such state, in which event Nevada corporate law shall govern.  The obligation of the Corporation to sell and deliver Stock hereunder is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

10.19

Word Usage.  Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Plan dictates, the plural shall be read as the singular and the singular as the plural.

APPENDIX C

Amendment to Ring Energy, Inc. Long Term Incentive Plan

Section 2.1 of the Ring Energy, Inc. Long Term Incentive Plan is amended to read in full as follows:

2.1

Maximum Number of Shares.  Subject to the provisions of Section 7 of this Plan, the maximum aggregate number of shares of Stock in respect of which Awards may be granted for all purposes under the Plan shall be 5,000,000; and provided, further, that if any shares of Stock subject to an Award are forfeited or if any Award based on shares of Stock is otherwise terminated without issuance of such shares of Stock or other consideration in lieu of such shares of Stock, the shares of Stock subject to such Award shall to the extent of such forfeiture or termination, again be available for Awards under the Plan if no participant shall have received any benefits of ownership in respect thereof.

WRITTEN CONSENT OF SHAREHOLDER OF

RING ENERGY, INC.,

a Nevada corporation

The undersigned shareholder of Ring Energy, Inc. (the “Company”) hereby acknowledges receipt of the Notice of Solicitation of Consents and accompanying Consent Solicitation Statement, each dated January 11, 2013.  The undersigned hereby consents (by checking the FOR box) or declines to consent (by checking the AGAINST box or the ABSTAIN box) to the adoption of the following recitals and resolutions:

..	FOR	..	AGAINST	..	ABSTAIN

WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and its shareholders to amend the Company’s Articles of Incorporation, in the form of the Certificate of Amendment (the “Articles Amendment”) attached as Appendix A to the Consent Solicitation Statement that accompanies this Consent, and has referred the same to the shareholders of the Company for approval by written consent;

WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and its shareholders for the shareholders to adopt the Ring Energy, Inc. Long Term Incentive Plan (the “Plan Approval”) attached as Appendix B to the Consent Solicitation Statement that accompanies this Consent, and has referred the same to the shareholders of the Company for approval by written consent;

WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and its shareholders to amend the Ring Energy, Inc. Long Term Incentive Plan, in the form of the Amendment to the Ring Energy, Inc. Long Term Incentive Plan (the “Plan Amendment”) attached as Appendix C to the Consent Solicitation Statement that accompanies this Consent, and has referred the same to the shareholders of the Company for approval by written consent; and

WHEREAS, the Board of Directors of the Company has recommended that the shareholders vote “FOR” the below resolutions, which it has deemed is in the best interests of the Company and its shareholders;

NOW, THEREFORE, IT IS RESOLVED, that the shareholders of the Company hereby approve the Articles Amendment, in the form attached as Appendix A to the Consent Solicitation Statement that accompanies this Consent;

FURTHER RESOLVED, that the shareholders of the Company hereby approve the Ring Energy, Inc. Long Term Incentive Plan, in the form attached as Appendix B to the Consent Solicitation Statement that accompanies this Consent;

FURTHER RESOLVED, that the shareholders of the Company hereby approve the Amendment to the Ring Energy, Inc. Long Term Incentive Plan, in the form attached as Appendix C to the Consent Solicitation Statement that accompanies this Consent; and

This Written Consent action may be executed in counterparts.  Failure of any particular shareholder(s) to execute and deliver counterparts is immaterial so long as the holders of a majority of the voting power of the outstanding shares of the Company do execute and deliver counterparts.

This Consent is solicited by the Company’s Board of Directors.

IN WITNESS WHEREOF, the undersigned has executed this Consent on January __, 2013.

_________________________________________________________

Print name(s) exactly as shown on Stock Certificate(s)

_________________________________________________________

Signature (and Title, if any)

_________________________________________________________

Signature (if held jointly)

Sign exactly as name(s) appear(s) on stock certificate(s).  If stock is held jointly, each holder must sign.  If signing is by attorney, executor, administrator, trustee or guardian, give full title as such.  A corporation or partnership must sign by an authorized officer or general partner, respectively.

PLEASE SIGN, DATE AND RETURN THIS CONSENT TO RONALD N. VANCE & ASSOCIATES, LEGAL COUNSEL FOR RING ENERGY, INC., AT 1656 REUNION AVENUE, SUITE 250, SOUTH JORDAN, UTAH 84095.

You may submit your consent by email to jamie@vancelaw.us.

You may also submit your consent by facsimile to (801) 466-8803.

Important Notice Regarding the Availability of Consent Materials.  The Consent Solicitation Statement is available on the SEC’s website at www.sec.gov.